EXHIBIT 32.1




                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



     In connection with the Quarterly Report on Form 10-Q of Saucony, Inc. (the "Company") for the period ended April 1, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), John H. Fisher, Chief
Executive  Officer  of the  Company,  hereby  certifies,  pursuant  to 18 U.S.C.
Section 1350, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of the operations of the Company.



Dated:  May 11, 2005                         /s/ John H. Fisher
                                             --------------------------
                                             John H. Fisher
                                             Chief Executive Officer